Exhibit 99.1

 Raymond James 2020U.S. Bank ConferencePresentation

 Cautionary Statement  Information provided herein by CTBI contains “forward-looking” information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI’s 2019 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.  2

 Key Metrics  Total Assets $5.0 billionMarket Capitalization $583.0 millionCash Dividend Yield 4.64%P/E Ratio 11.0xPrice to Book Value 0.9xPrice to Tangible Book Value 1.0xTangible Common Equity Ratio 11.42%Competitive Position2nd largest Kentucky domiciled bank holding company 1st in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions 6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions  Financial data as of June 30, 2020  3

 Corporate History  1903 Pikeville National bank formed1987-2005 Acquired 14 banks and purchased 17 branch locations1997 Changed name to Community Trust Bancorp, Inc.2010 Acquired LaFollette First National CorporationPresently Two operational subsidiaries~ Community Trust Bank, Inc. and Community Trust and Investment Company  4

 Our Banking Franchise  Serving customers in 79 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

 Our Banking Franchise  Central Region Eastern Region Northeastern RegionLoans - $728 million Loans - $1.0 billion Loans - $422 millionDeposits - $1.1 billion Deposits - $1.7 billion Deposits - $570 million• Danville • Floyd/Knott/Johnson • Advantage Valley• Lexington • Hazard • Ashland• Mt. Sterling • Pikeville • Flemingsburg• Richmond • Tug Valley • Summersville• Versailles • Whitesburg• WinchesterSouth Central Region Indirect LendingLoans - $758 million Loans - $596 million Deposits - $837 million• Campbellsville CTIC• LaFollette Assets Under Management - $2.3 billion (including $0.7 billion CTB)• Middlesboro Revenues - $14.6 million annualized• Mt. Vernon • Williamsburg • Ashland • LaFollette • Lexington • Pikeville • Versailles   Financial data as of June 30, 2020  6

 Trust Assets Under Management & Trust Revenue  Includes CTB portfolio  Assets in billionsRevenue in millions  7  Jun ’20 Revenue annualized

 Executive Management Team   Banking Yrs. w/Name Position Experience CTBIJean R. Hale Chairman, President and CEO 51 years 51Mark A. Gooch CTB President and CEO 39 years 39Andy Waters CTIC President and CEO 33 years 16Kevin J. Stumbo EVP/Chief Financial Officer 33 years 25Steven E. Jameson EVP/Risk Manager 35 years 16James J. Gartner EVP/Chief Credit Officer 52 years (17 at OCC) 18James B. Draughn EVP/Operations 27 years 27Larry W. Jones EVP/C KY President 51 years 17Richard W. Newsom EVP/E KY President 37 years 37Ricky Sparkman EVP/SC KY/TN President 35 years 26D. Andrew Jones EVP/NE KY/WV President 33 years 33C. Wayne Hancock EVP/Senior Staff Attorney 11 years 11   8

 Operational Philosophy  Traditional community banking business modelExecutive management and board of director commitment to strong corporate governanceDecentralized decision making and centralized operations and risk managementStrong loan portfolio risk management processSpecialized product offeringsMaintain a strong tangible equity positionOrganic growth expectations combined with de novo branching and acquisitionConsistent long-term performance  9

 Consistent Financial Performance   YTD 2020 2019 2018 2017 2016 EPS $1.48 $3.64 $3.35 $2.92 $2.70ROAA 1.14% 1.49% 1.41% 1.27% 1.21%ROAE 8.45% 10.84% 10.83% 9.93% 9.58%Net Int. Margin 3.49% 3.60% 3.66% 3.67% 3.70%Efficiency Ratio 57.12% 60.70% 60.17% 58.66% 58.54%Nonperforming Loans 1.02% 1.03% 0.69% 0.91% 0.93%Net Charge-offs 0.25% 0.18% 0.20% 0.24% 0.28%% of Average Assets:Noninterest Income 1.01% 1.14% 1.24% 1.18% 1.22%Noninterest Expense 2.45% 2.73% 2.80% 2.70% 2.73%  10  All information is for the year ended December 31 except YTD 2020 which is for the six months ended June 30.

 Earnings Review

 Earnings Per Share  EPS decreased 21.3% from June 2019 to June 20202020 EPS goal - $3.23 to $3.29 per share  12

 Net Income  Net income decreased 21.1% from June 2019 to June 20202020 goal for net income - $57.5 to $58.6 million  (in millions)  13

 Revenues  Revenues increased 2.9% from June 2019 to June 20202020 goal for revenues - $197.8 to $201.8 million  (in millions)  14

 Noninterest Incomeas a % of Total Revenue  YTD noninterest income decreased 0.1% year over year for the six months ended June 302020 goal for noninterest revenue – 24.0% to 26.0% of total revenue  (in millions)  15  Jun ’20 annualized

 Net Interest Revenue  YTD net interest revenue increased by 3.7% year over year for the six months ended June 30Net interest margin decreased 14 basis pointsAverage earning assets increased $308.6 million, or 7.7%  (in millions)  16  Jun ’20 annualized

 Net Interest Margin  Pressure on the margin1-year cumulative gap position at 6/30/20 – (5.12)%  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  % of assets repricingWithin 30 days 35.39%% of liabilities repricing Within 30 days 44.64%Within 90 days 51.07%Within 180 days 61.36%  17

 Net Noninterest Expenseas a % of Average Earning Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  (in millions)  18  Noninterest Expense & Efficiency Ratio  (in millions)  Jun ’20 annualized

 Return on Average Assets  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  19

 Balance Sheet Review

 Total Assets  Total assets at 6/30/20 increased $656.8 million, or an annualized 30.3%, from 12/31/19Loans increased $290.1 million or an annualized 18.0%Investment portfolio increased $140.1 million or an annualized 46.9%Deposits increased $635.8 million or an annualized 35.2%2020 goal for total assets - $4.39 to $4.66 billion  (in billions)  21

 Total Loans  Loans increased $290.1 million, or an annualized 18.0%, from 12/31/192020 goal for total loans - $3.33 to $3.47 billion  (in billions)  22  Loan Portfolio Mix  June 30, 2020  Loan Rate Mix

 Covid-19 Deferrals  23  (in thousands)  Number of Loans in Forbearance  Total Loans in Forbearance  Total Loans in Forbearance Contractually Delinquent > 30 Days  First Lien 1-4 Family  481  $70,475  $387  Home Equity Installment Loans  24  1,779  0  Multi-Family  68  30,992  0  Commercial Real Estate  344  477,563  120  Home Equity Line of Credit  72  3,173  0  Farm Real Estate  14  4,634  0  Agribusiness  6  213  0  Commercial and Industrial  195  34,976  391  Consumer Installment  1,863  38,547  474  Credit Card  0  0  0  All Other  1  664  0  Loan Type Not Determinable  0  0  0

 PPP Loans  24  As of June 30, 2020, we had 2,848 PPP loans authorized totaling $275.9 million 2,703 were under $350 thousand132 were between $350 thousand and $2.0 million13 were over $2.0 million

 Concentrations of Creditas a % of Total Loans  June 30, 2020  25  There were no nonperforming loans in any of these loan categories as of June 30, 2020.

 Indirect Lending  Jun ‘20 annualized  (in millions)  26

 Net Charge-offsas a % of Average Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.  June 30, 2020  27  Nonperforming Loansas a % of Total Loans

 Nonperforming Assetsas a % of Total Assets  $17.7 million in other real estate owned  28  Loan Loss Reserveas a % of Net Loans  Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 3/31/2020 for bank holding companies with consolidated assets of $3 billion to $10 billion.

 29  Allowance for Credit Losses     4Q19 Probable Incurred Losses    January 1, 2020 CECL Adoption    March 31, 2020 CECL    June 30, 2020 CECL    (dollars in thousands)  Amount  % of Portfolio  Amount  % of Portfolio  Amount  % of Portfolio  Amount  % of Portfolio  Allowance for loan and lease losses transitioned to allowance for credit losses:                          Commercial  $21,683  1.30%  $21,680  1.30%  $30,030  1.79%  $27,267  1.43%  Residential mortgage  5,501  0.61%  7,319  0.81%  7,850  0.86%  8,192  0.92%  Consumer direct  1,711  1.16%  1,671  1.13%  2,200  1.51%  1,932  1.31%  Consumer indirect  6,201  1.18%  7,467  1.42%  9,365  1.69%  9,243  1.55%  Total allowance for loan and lease losses/allowance for credit losses   $35,096   1.08%   38,137   1.17%   $49,445   1.50%   $46,434   1.32%                             Reserve for unfunded lending commitments  $274     $386     $404     $404

 Total Other Real Estate Owned  Sales of foreclosed properties for the six months ended 6/30/20 totaled $2.9 millionNew bookings in the first six months of 2020 totaled $1.9 millionProperties under contract to sell at June 30, 2020 totaled $2.0 million  (in millions)  30

 Total Depositsincluding Repurchase Agreements  2020 goal for total deposits including repurchase agreements - $3.69 to $3.84 billion  (in billions)  31  Total Depositsincluding Repurchase Agreements  June 30, 2020

 Our Hoops CD product has been offered for over 20 years100 basis point increase in rate in 1996, 1998, and 2012 with the University of Kentucky’s NCAA Basketball Championships$218 million in Hoops CDs as of 6/30/20  12 Month Certificate of Deposit: April 10th through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.  32

 Shareholder Value

 Dividends Per Share  Dividend payout ratio at June 30, 2020 was 51.43%Desired level between 40% and 50%June 30, 2020 cash dividend yield was 4.64%Cash dividend increased to $0.385 per share effective October 1, 2020, an increase of 1.32%  34  *2020 is projected DPS

 Shareholders’ Equity  Shareholders’ equity has increased 29.0% during the past five years6.5% compound growth rate for the past five years2020 goal for shareholders’ equity - $632.1 to $657.9 million  (in millions)  35  6.5%

 Book Value Per Share  Tangible Common Equity/Assets  36

 Total Market Capitalization  Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with comparative assets, as defined in our Proxy Statement.  (in millions)  37  Price to Tangible Book Value 2015 2016 2017 2018 2019 6/30/20CTBI 1.50x 2.01x 1.79x 1.41x 1.51x 1.03xPeer 1.71x 1.83x 2.17x 1.96x 1.85x 1.37x   All data is as of year-end except 2020 which is as of June 30, 2020.

 5 Year Cumulative Total ReturnComparison of CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks  An investment in CTBI stock on December 31, 2014 would have underperformed the NASDAQ Stock Market (U.S.) and the NASDAQ Bank Stocks Index at December 31, 2019.  38

 Comparison to Russell 2000 Indexof Small Cap Companies  3-, 5-, and 10-year total returns annualized  Return to Investors  39  June 30, 2020

 Core Value Long-Term Investment  12 stock splits and 10 stock dividends40 years of consecutive increases in cash dividends5-year compound growth rate of cash dividends 4.6%Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock IndexCTBI shareholders include197 institutional investors (including CTIC – 10.2%) hold 11.0 million shares (58.7%)309 mutual funds hold 5.1 million shares (28.5%)  Data as of June 30, 2020  40

 Key Strategic Initiatives

 Operational Priorities  Build core earnings capacityQuality loan growthLow cost deposit growthMaintain net interest margin Operational efficiencyExpense controlNoninterest revenue growthCompliance managementIncrease noninterest incomeWealth managementBrokerageLife insuranceContinuing focus on improving asset quality Liquidation of other real estate owned  42

 CTBI’s Franchise Value  History of solid investor returnsHistorically strong capital positionInvestor focused dividend policyDividend Achievers IndexConsistent financial performanceCommunity banking strategyEconomic diversity in the markets we serveStrong experienced management team and over 1,000 dedicated employeesOur shareholders  43

 44